EXHIBIT 10.2

3/04 AMENDMENT TO CREDIT AGREEMENT

Preamble

This 3/04 Amendment to Credit Agreement (the “3/04 Amendment” or, within itself, this “Amendment“) dated as of March 8, 2004 (the “3/04 Amendment Effective Date”) amending (for the first time) the 12/03 Amended and Restated Senior Secured Credit Agreement dated as of December 3, 2003 (the “12/03 A&R Credit Agreement”, and as it may be supplemented, amended or restated from time to time, the “Current Credit Agreement”), among HOMEBANC MORTGAGE CORPORATION. (the “Company“), a Delaware corporation with its principal office at 2002 Summit Blvd., Suite 100, Atlanta, Georgia 30319, JPMORGAN CHASE BANK (“JPMorgan“), a New York banking corporation, acting herein as a lender and as agent and representative of the other Lenders (in that capacity JPMorgan is called the “Agent“), and the other lenders party to the 12/03 A&R Credit Agreement (being U.S. Bank National Association (“U.S. Bank”), Credit Lyonnais New York Branch (“CL“), Commerzbank Aktiengesellschaft New York Branch and Grand Cayman Branch (“Commerzbank“), Washington Mutual Bank, F.A. (“WaMu”), Colonial Bank, N.A. (“Colonial”), KeyBank National Association (“KeyBank”), National City Bank of Kentucky (“NCBK”) and Bank Hapoalim, B.M. (“Hapoalim”) and collectively with JPMorgan being herein called the “Lenders“), recites and provides as follows:

Recitals

The Company has requested that the Lenders amend the 12/03 A&R Credit Agreement to (i) reduce the minimum required Adjusted Tangible Net Worth of the Company and its consolidated Subsidiaries by monthly stepdowns to $33,000,000 for February 2004, $30,000,000 for March 2004, $27,000,000 for April 2004 and $24,000,000 thereafter; (ii) add a definition of “Seasoned Performing Loans” to include Single-family Collateral that are performing loans with documentation flaws as Eligible Collateral for up to 364 days from their origination dates and with an 85% Advance Rate for such Collateral and (iii) revise the Repurchased Loan sublimit to include Seasoned Performing Loans and increase such sublimit from 2.5% to 5.0% of the Aggregate Committed Sum, comprised of a sub-sublimit for Seasoned Performing Loans of up to 4.0% of the Aggregate Committed Sum and a sub-sublimit for Repurchased Loans of up to 1.0% of the Aggregate Committed Sum, and the Lenders are willing to do so on the terms and subject to the conditions hereinafter provided.

All capitalized terms used in the 12/03 A&R Credit Agreement and used but not defined differently in this Amendment have the same meanings here as there.

The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the 12/03 A&R Credit Agreement amended hereby and are accordingly often nonsequential.

In the event of a conflict between the foregoing recitals and the following agreements, the latter will govern and control.

Agreements

In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Agreement, the receipt and sufficiency of which each hereby acknowledges, the parties hereby agree as follows.

1. DEFINITIONS

1.2 Definitions of General Application. Effective from and after the 3/04 Amendment Effective Date:

A. The following new definitions are hereby added to Section 1.2 of the Current Credit Agreement, in alphabetical order (except where otherwise specified).

“3/04 Amendment” means the 3/04 Amendment to Credit Agreement dated as of March 8, 2004, amending this Agreement.

“3/04 Amendment Effective Date” is defined in the preamble to the 3/04 Amendment (as March 8, 2004).

“Book Seasoned Performing Loan Collateral Value” is defined in clause (f) of the definition of “Collateral Value”.

The following definition of “Seasoned Performing Loan Collateral Value” follows clause (e) in the definition of “Collateral Value” and the clause that follows it is relettered as clause (g):

(f) The “Seasoned Performing Loan Collateral Value“ on any day for a pledged Seasoned Performing Loan shall be its “Book Seasoned Performing Loan Collateral Value“, which is the least of:

(i) eighty-five percent (85%) of such pledged Seasoned Performing Loan’s Principal Balance;

(ii) eighty-five percent (85%) of such pledged Seasoned Performing Loan’s Mortgage Note amount; or

(iii) eighty-five percent (85%) of the value of the Single-family residential real property securing such pledged Seasoned Performing Loan as determined by a Current Appraisal or a Current Broker’s Price Opinion, net of any senior Lien;

provided, that if the Agent shall elect (in its sole and absolute discretion) to mark such pledged Seasoned Performing Loan to market, or if the Required Lenders direct the Agent to mark it to market, whichever of the Market Value of the pledged Seasoned Performing Loan itself or of the Single-family real property securing it the Agent shall determine is the better measure of its Market Value shall establish its Market Value for purposes hereof, and its Collateral Value shall be the lesser of (i) its Book Seasoned Performing Loan Collateral Value or (ii) eighty-five percent (85%) of its Market Value on that day.

“MBS Debt” means Debt evidenced by MBS.

“Seasoned Performing Loan“ means a Pledged Loan that would be Eligible Single-family Collateral except that it has one or more uncorrected deficiencies in its documentation, as determined by either the Custodian or the Company, but no other Disqualifiers, and that satisfies in all other respects the requirements of Schedule EC of this Agreement to be Eligible Single-family Collateral; provided that Borrowings to finance Seasoned Performing Loans shall be included in the Repurchased Loans Class of Borrowings for interest calculation and accrual purposes.

“Seasoned Performing Loan Collateral Value” is defined in clause (f) of the definition of “Collateral Value”.

B. Schedule 3/04-DQ attached to this Amendment is hereby substituted for Schedule DQ to the 12/03 A&R Credit Agreement.

C. The following definitions are hereby amended in their entirety to henceforth read as follows:

“Book Collateral Value“ means the Book Prime Loan Collateral Value, the Book Repurchased Loan Collateral Value, the Book Seasoned Performing Loan Collateral Value, the Book Construction/Permanent Loan Collateral Value or the Book Subprime Loan Collateral Value, whichever the context requires.

“Debt” means, with respect to any Person, on any day, the sum of the following (without duplication):

(a) all of that Person’s debt or other obligations which, in accordance with GAAP, should be included in determining total liabilities as shown on the liabilities side of that Person’s balance sheet for that day;

(b) all of that Person’s debt or other obligations for borrowed money or for the deferred purchase price of property or services, excluding MBS Debt — or, in the case of partial recourse MBS Debt, the nonrecourse portion thereof — that is nonrecourse to the subject Person and is not secured by a Lien on the subject Person’s Property;

(c) all of any other Person’s debt or other obligations for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable — contingently or otherwise — to pay or advance money or property as guarantor, surety, endorser or otherwise (excluding such Person’s contingent liability as endorser of negotiable instruments for collection in the ordinary course of business), or which such Person has agreed to purchase or otherwise acquire; and

(d) all debt for borrowed money or for the deferred purchase price of property or services secured by a Lien on any property owned or being purchased by that Person (even though that Person has not assumed or otherwise become liable for the payment of such debt) to the extent that such debt would not be otherwise counted as a liability for purposes of determining that Person’s net worth and to the extent that such debt is less than or equal to the net book value of such property;

provided that, for purposes of this Agreement, there shall be excluded from the calculation of Debt for that day both (i) such Person’s obligations to pay to another Person any sums collected and held by the subject Person (as loan servicer, escrow agent or collection agent or in a similar capacity) for the account of such other Person, and (ii) the portion of Qualified Subordinated Debt that is not due within one (1) year of that day.

“Long Warehoused (Aged) Loan“ or “Aged Loan“ means a Mortgage Loan, other than a Construction/Permanent Loan or a Seasoned Performing Loan, whose Original Pledge Date was more than ninety (90) days, but not more than one hundred eighty (180) days, before the relevant Determination Date (being the date on or for which such Mortgage Loan’s Collateral Value is being determined). A Pledged Loan (other than a Construction/Permanent Loan or a Seasoned Performing Loan) whose Original Pledge Date was more than one hundred eighty (180) days before the relevant Determination Date shall have zero Collateral Value.

6. COLLATERAL

6.1 Grant of Security Interest. The provisions of Section 6.1 of the 12/03 A&R Credit Agreement are not amended hereby. Cumulative of such existing provisions, as security for the payment of the Loan and for the payment and performance of all of the Obligations, the Company hereby GRANTS to the Agent (as agent and representative of the Lenders) a first priority security interest in all of the Company’s present and future estate, right, title and interest in and to the Collateral, in addition to and cumulative of the security interest in the Collateral granted to the Agent in the 12/03 A&R Credit Agreement, and the parties hereby declare and confirm that all such security interests were and are granted to and held by the Agent (as agent and representative of the Lenders.)

7. CONDITIONS PRECEDENT

Section 7 of the 12/03 A&R Credit Agreement is hereby amended by adding the following new Section 7.3 to the end of Section 7, viz.:

7.3 Borrowings After 3/04 Amendment Effective Date. In addition to the conditions precedent stated in Sections 7.1 and 7.2 above, the obligations of the Lenders to fund and the Agent to disburse any Advances under this Agreement after the 3/04 Amendment Effective Date is subject to the condition precedent that the Agent shall have received:

(1) the 3/04 Amendment, duly executed by the Company;

(2) payment of a cash amendment fee equal to $5,000 for each Lender that executes this Amendment; and

(3) a certificate of the Company’s corporate secretary (i) as to the incumbency of the officers of the Company executing this Amendment and all other Facilities Papers executed or to be executed by or on behalf of the Company in connection with this Amendment, (ii) as to the authenticity of their signatures (specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it, and the Agent and the Lenders shall be entitled to rely on that certificate until the Company has furnished a new certificate to the Agent) and (iii) that there have been no amendments to the Company’s certificate of incorporation or bylaws since December 1, 2003.

8. REPRESENTATIONS

The Company hereby republishes its warranties and representations made in the 12/03 A&R Credit Agreement effective (except as to those specified to relate only to a specific date) as of the 3/04 Amendment Effective Date.

9. AFFIRMATIVE COVENANTS

Section 9.4 is hereby amended by adding the following after its clause (k):

(l) Weekly, a schedule of all Pledged Loans that are Seasoned Performing Loans.

10. NEGATIVE COVENANTS

Section 10.7 is hereby amended in its entirety to henceforth read as follows:

10.7 The Company’s Minimum Adjusted Tangible Net Worth. Permit the Adjusted Tangible Net Worth of the Company (on a consolidated basis with its wholly-owned Subsidiaries) to be less on any day than:

(i) Thirty-six Million Dollars ($36,000,000) for any day on or before January 31, 2004;

(ii) Thirty-three Million Dollars ($33,000,000) for any day after January 31, 2004 and before March 1, 2004;

(iii) Thirty Million Dollars ($30,000,000) for any day after February 29, 2004 and before April 1, 2004;

(iv) Twenty-seven Million Dollars ($27,000,000) for any day after March 31, 2004 and before May 1, 2004;

(v) Twenty-four Million Dollars ($24,000,000) for any day after April 30, 2004 and before July 1, 2004; or

(vi) Thirty-seven Million Dollars ($37,000,000) plus One Million Dollars ($1,000,000) for each calendar quarter elapsed following the quarter ending June 30, 2004.

11. DEFAULTS AND REMEDIES

Section 11.1(b) is hereby amended by deleting therefrom the following parenthetical:

(other than nonrecourse MBS Debt of any Subsidiary formed for the purpose of issuing such Debt)

14. MISCELLANEOUS

Notice Pursuant to Tex. Bus. & Comm. Code §26.02. THE 12/03 A&R CREDIT AGREEMENT, AS AMENDED BY THE 3/04 AMENDMENT TO CREDIT AGREEMENT DATED AS OF MARCH 8, 2004, AND THE OTHER FACILITIES PAPERS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(The remainder of this page is intentionally blank; unnumbered counterpart signature pages follow.)

EXECUTED as of the 3/04 Amendment Effective Date.

HOMEBANC MORTGAGE CORPORATION

By:	/s/ James L. Krakau

Name:	James L. Krakau

Title:	Senior Vice Presient

Unnumbered counterpart signature page to 3/04 Amendment to Credit Agreement among HomeBanc Mortgage

Corporation, JP Morgan Chase Bank, et al.

JPMORGAN CHASE BANK, as the Agent and as a Lender

By:	/s/ Michael W. Nicholson

Name:	Michael W. Nicholson

Title:	Senior Vice President

Unnumbered counterpart signature page to 3/04 Amendment to Credit Agreement among HomeBanc Mortgage

Corporation, JP Morgan Chase Bank, et al.

COMMERZBANK AKTIENGESELLSCHAFT NEW YORK AND GRAND CAYMAN BRANCHES as a Lender

By:	/s/ A. Bruns

Name:	Arndt E. Bruns

Title:	Vice President

By:	/s/ Michael McCarthy

Name:	Michael P. McCarthy

Title:	Vice President

Unnumbered counterpart signature page to 3/04 Amendment to Credit Agreement among HomeBanc Mortgage

Corporation, JP Morgan Chase Bank, et al.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Anthony Bulic

Name:	Anthony Bulic

Title:	Vice-President

Unnumbered counterpart signature page to 3/04 Amendment to Credit Agreement among HomeBanc Mortgage

Corporation, JP Morgan Chase Bank, et al.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ William J. Umscheid

Name:	William J. Umscheid

Title:	Vice President

Unnumbered counterpart signature page to 3/04 Amendment to Credit Agreement among HomeBanc Mortgage

Corporation, JP Morgan Chase Bank, et al.

WASHINGTON MUTUAL BANK, as a Lender

By:	/S/ DARCEY B. CARTER

Name:	Darcey B. Carter

Title:	Vice President

Unnumbered counterpart signature page to 3/04 Amendment to Credit Agreement among HomeBanc Mortgage

Corporation, JP Morgan Chase Bank, et al.

COLONIAL BANK, N.A. as a Lender

By:	/s/ Catherine L. Kissick

Name:	Catherine L. Kissick

Title:	Senior Vice President

Unnumbered counterpart signature page to 3/04 Amendment to Credit Agreement among HomeBanc Mortgage

Corporation, JP Morgan Chase Bank, et al.

CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

By:	/S/ SEBASTIAN ROCCO

Name:	Sebastian Rocco

Title:	Senior Vice President

Unnumbered counterpart signature page to 3/04 Amendment to Credit Agreement among HomeBanc Mortgage

Corporation, JP Morgan Chase Bank, et al.

NATIONAL CITY BANK OF KENTUCKY, as a Lender

By:	/S/ GARY STEVEKING

Name:	Gary Steveking

Title:	Senior Vice President

Unnumbered counterpart signature page to 3/04 Amendment to Credit Agreement among HomeBanc Mortgage

Corporation, JP Morgan Chase Bank, et al.

BANK HAPOALIM as a Lender

By:	/S/ HELEN H. GATESON

Name:	Helen H. Gateson

Title:	Vice President

By:	/S/ LAURA ANN RAFFA

Name:	Laura Ann Raffa

Title:	Senior Vice President and Corporate Manager

Unnumbered counterpart signature page to 3/04 Amendment to Credit Agreement among HomeBanc Mortgage

Corporation, JP Morgan Chase Bank, et al.

SCHEDULE DQ

TO 12/03 CREDIT AGREEMENT

DISQUALIFIERS

“Disqualifier” means any of the following events, after the occurrence of which (i) for so long as the material effects of such event shall continue and shall not have been waived or declared cured in writing by the Agent and (ii) except to the extent otherwise specified in this definition, the Collateral Value of the affected Collateral shall be zero for Borrowing Base purposes:

(any Collateral)

1.	any event occurs, or is discovered to have occurred, after which the affected Collateral fails to satisfy every element of the definition of Collateral.

2.	in respect of any item of Collateral, for any reason whatsoever any of the Company’s special representations concerning Collateral set forth in Section 8.17 applicable to that type of Collateral shall become untrue, or shall be discovered to be untrue, in any respect that is material to the value or collectibility of that item of Collateral, considered either by itself or together with other items of Collateral.

(Single-family Collateral, including Seasoned Performing Loans)

3.	any Single-family Loan shall be In Default.

4.	seven (7) Business Days shall have elapsed after an Advance shall have been funded against the Collateral Value of a Wet Loan without all of the Wet Loan’s Basic Papers having been received by the Custodian; provided that if the Wet Loan’s Basic Papers were received by the Custodian, but were found by the Custodian to have been deficient in some manner which, in the Custodian’s reasonable determination represents a condition correctable by the Company within twelve (12) Business Days’ time and the Custodian then returns the Basic Paper to the Company for such corrective action, then such Pledged Loan shall not be disqualified by this provision and the provisions of the Custody Agreement pertaining to the return by the Custodian of a Basic Paper for correction, collection or other action shall apply.

5.	for any Pledged Loan, any Basic Paper shall have been sent to the Company or its designee for correction, collection or other action and shall not have been returned to the Custodian on or before twelve (12) Business Days after it was so sent to the Company.

6.	Any Pledged Loan shall be assumed by (or otherwise become the liability) of — or the real property securing it shall become owned by — any corporation, partnership or any other entity that is not a natural person or a trust for natural persons.

7.	Any Pledged Loan shall be assumed by (or otherwise become the liability of) — or the real property securing it shall become owned by — an Affiliate of the Company or any of its or its Subsidiaries’ directors or officers if such Mortgage Loan was not originated, or if it shall have been or is modified so as not to be at the time of such modification, in compliance with the Company Underwriting Guidelines or at an interest rate that was not a market rate when such Mortgage Loan was originated or so modified.

8.	Any Pledged Loan or Agency MBS shipped to an investor shall not be paid for (or, if securitized, the Company’s interest in the Agency MBS created therefrom duly Pledged to the Agent and the Agency MBS delivered to an Approved MBS Custodian who has signed an MBS Custodial Agreement with the Custodian) or returned to the Custodian or the Agent (whichever shipped it) on or before forty-five (45) days — one hundred twenty (120) days for Pledged Loans shipped for purchase under any U.S. state’s bond program — after it is shipped.

9.	on any day described in the first column of the applicable table below, the sum of the Collateral Values of all pledged Single-family Loans that are Wet Loans shall exceed an amount equal to the percentage of the Aggregate Committed Sum on that day shown in the second column, in which event the aggregate Collateral Value for that day of all Single-family Loans that are Wet Loans shall be the amount that is equal to that percentage of the Aggregate Committed Sum

Day (on or before the Termination Date) of a calendar month	Maximum Percentage of Aggregate Committed Sum that may be Wet Loans

A day that is not one of the first or last five (5) Business Days	40%

A day that is one of the first or last five (5) Business Days	50%

10.	on any day, the sum of the Collateral Values of all Late Pledged (Seasoned) Loans (i.e. any Single-family Loan that was originated more than sixty (60) days before its Original Pledge Date) shall exceed an amount equal to five percent (5%) of the Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all Late Pledged (Seasoned) Loans shall be the amount that is equal to five percent (5%) of the Aggregate Committed Sum on that day.

11.	on any day, the sum of the Collateral Values of all Long Warehoused (Aged) Loans shall exceed an amount equal to fifteen percent (15%) of the Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all Long Warehoused (Aged) Loans shall be the amount that is equal to fifteen percent (15%) of the Aggregate Committed Sum on that day.

12.	as to any Pledged Loan other than a Construction/Permanent Loan or a Seasoned

Performing Loan, more than one hundred eighty (180) days shall have elapsed since its Original Pledge Date.

13.	as to any pledged Construction/Permanent Loan, more than two hundred seventy (270) days (or such longer period, but not ordinarily more than three hundred sixty (360) days, as the Agent shall consent to in writing on a case-by-case basis) shall have elapsed since its origination date (as evidenced by the date of its Mortgage Note).

14.	as to the Mortgaged Premises securing a Seasoned Performing Loan that is identified as such before it is first Pledged to the Agent, if no Current Appraisal or Current Broker’s Price Opinion is available when the Company pledges such Seasoned Performing Loan to the Agent, the Company shall fail to obtain a new Broker’s Price Opinion or Appraisal on or before thirty (30) days thereafter.

15.	as to the Mortgaged Premises securing a Seasoned Performing Loan that becomes such after it shall have been Pledged to the Agent, if no Current Appraisal or Current Broker’s Price Opinion is available when the Company first learns (from any source) that such Pledged Loan has become a Seasoned Performing Loan, the Company shall fail to obtain a new Broker’s Price Opinion or Appraisal on or before thirty (30) days thereafter.

16.	as to any pledged Seasoned Performing Loan, more than three hundred sixty-four (364) days shall have elapsed since its origination date (as evidenced by the date of its Mortgage Note).

17.	on any day, the sum of the Collateral Values of all pledged Seasoned Performing Loans shall exceed an amount equal to four percent (4%) of the Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all Seasoned Performing Loans shall be the amount that is equal to four percent (4%) of the Aggregate Committed Sum on that day.

18.	on any day, the weighted average FICO score of all pledged Construction to Permanent Loans is less than 700, then and until such weighted average FICO score is 700 or higher, Construction to Permanent Loans with FICO scores of 700 or less that are Pledged to the Agent on or after that day shall have zero Collateral Value.

19.	on any day, the weighted average FICO score of all pledged Alt-A Loans is less than 680 (or such lesser weighted average FICO score as the Agent in its discretion shall require, but not less than 675), then and until such weighted average FICO score is 680 (or such lesser average as the Agent shall so require) or higher, Alt-A Loans with FICO scores of less than 680 (or such lower FICO score as the Agent shall specify, but not lower than 675) that are Pledged to the Agent on or after that day shall have zero Collateral Value.

20.	on any day, the sum of the Collateral Values of Interest Only Loans that are not covered by a Purchase Commitment shall exceed the lesser of (x) ten percent (10%) of the Aggregate Committed Sum on that day or (y) twenty percent (20%) of the sum of the Collateral Values of all Interest Only Loans that are Pledged to the Agent on that day —

in which event the aggregate Collateral Value for that day of all Interest Only Loans that are not covered by a Purchase Commitment shall be the amount that is equal to the lesser of (x) or (y) above.

21.	on any day, the sum of the Collateral Values of all pledged Single-family Loans that are Construction/Permanent Loans shall exceed an amount equal to fifteen percent (15%) of the Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all Single-family Loans that are Construction/Permanent Loans shall be the amount that is equal to fifteen percent (15%) of the Aggregate Committed Sum on that day.

22.	on any day, the sum of the Collateral Values of all pledged High LTV Construction/Permanent Loans shall exceed five percent (5%) of the Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all High LTV Construction/Permanent Loans shall be the amount that is equal to five percent (5%) of the Aggregate Committed Sum on that day.

23.	the Cumulative Loan-to-Value Ratio of any Construction/Permanent Loan shall exceed ninety-five percent (95%).

24.	on any day, the sum of the Collateral Values of all Pledged Loans (whether on not subject to a Purchase Commitment) whose Cumulative Loan-to-Value Ratios are more than one hundred percent (100%) shall exceed five percent (5%) of the Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all Pledged Loans whose Cumulative Loan-to-Value Ratios are more than one hundred percent (100%) shall be the amount that is equal to five percent (5%) of the Aggregate Committed Sum on that day.

25.	the Cumulative Loan-to-Value Ratio of any Pledged Loan, even if subject to a Purchase Commitment, shall exceed one hundred seven percent (107%).

26.	on any day, the sum of the Collateral Values of all pledged Single-family Loans that are Investor Loans shall exceed five percent (5%) of the Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all pledged Single-family Loans that are Investor Loans shall be five percent (5%) of the Aggregate Committed Sum on that day.

27.	on any day, the sum of the Collateral Values of all pledged Single-family Loans that have stated maturities of more than thirty (30) years, even though covered by a Purchase Commitment, shall exceed five percent (5%) of the Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all pledged Single-family Loans that have stated maturities of more than thirty (30) years shall be five percent (5%) of the Aggregate Committed Sum on that day.

28.	on any day, the sum of the Collateral Values of all pledged Single-family Loans that are Jumbo Loans (including Super Jumbo Loans) shall exceed thirty percent (30%) of the

Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all pledged Single-family Loans that are Jumbo Loans shall be thirty percent (30%) of the Aggregate Committed Sum on that day.

29.	on any day, the sum of the Collateral Values of all pledged Super Jumbo Loans shall exceed ten percent (10%) of the Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all pledged Super Jumbo Loans shall be ten percent (10%) of the Aggregate Committed Sum on that day.

30.	on any day, the sum of the Collateral Values of all pledged Single-family Loans that are Alt-A Loans shall exceed twenty-five percent (25%) of the Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all pledged Single-family Loans that are Alt-A Loans shall be twenty-five percent (25%) of the Aggregate Committed Sum on that day.

31.	on any day, the sum of the Collateral Values of all pledged Single-family Loans that are Subprime Loans shall exceed two and one-half percent (2½%) of the Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all pledged Single-family Loans that are Subprime Loans shall be two and one-half percent (2½%) of the Aggregate Committed Sum on that day.

32.	on any day, the sum of the Collateral Values of all pledged Single-family Loans that are Second Lien Loans shall exceed an amount equal to fifteen percent (15%) of the Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all Single-family Loans that are Second Lien Loans shall be the amount that is equal to fifteen percent (15%) of the Aggregate Committed Sum on that day.

(Repurchased Loans Collateral)

33.	on any day, the sum of the Collateral Values of all pledged Repurchased Loans shall exceed an amount equal to one percent (1%) of the Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all Repurchased Loans shall be the amount that is equal to one percent (1%) of the Aggregate Committed Sum on that day.

34.	it shall become reasonably apparent to the Company that the prospects for collection of any Repurchased Loan Collateral are materially impaired.

35.	as to the Single-family Loan that is (or is related to) the subject Repurchased Loan Collateral, more than three hundred sixty (360) days shall have elapsed since it was first included in the Borrowing Base.

36.	as to the Single-family Loan that is (or is related to) the subject Repurchased Loan Collateral, more than one hundred twenty (120) days shall have elapsed since its repurchase date.

37.	as to the Mortgaged Premises securing (or comprising, as the case may be) the subject Repurchased Loan Collateral, if no Current Appraisal or Current Broker’s Price Opinion is available when the Company acquires such Repurchased Loan, the Company shall fail to obtain a new Broker’s Price Opinion or Appraisal on or before thirty (30) days following the Company’s acquisition of such Repurchased Loan.

38.	the Agent reasonably determines that the prospects for payment of any Repurchased Loan Collateral are materially impaired, gives the Company written notice of that determination and the bases for it and the Company is unable to furnish the Agent, on or before fifteen (15) days after such notice, evidence reasonably sufficient to convince the Agent that such prospects are not materially impaired.

39.	for any pledged Repurchased Loan, any Basic Paper shall have been sent to the Company or its designee for correction, collection or other action and shall not have been returned to the Custodian on or before twelve (12) Business Days after it was so sent to the Company.

40.	Any pledged Repurchased Loan shipped to an investor shall not be paid for (or, if securitized, the Company’s interest in the Agency MBS created therefrom duly Pledged to the Agent and the Agency MBS delivered to an Approved MBS Custodian who has signed an MBS Custodial Agreement with the Custodian) or returned to the Custodian on or before forty-five (45) days — one hundred twenty (120) days for pledged Repurchased Loans shipped for purchase under any U.S. state’s bond program — after it is shipped.

(MBS Collateral)

41.	on any day, the sum of the Collateral Values of all MBS Collateral shall exceed an amount equal to fifty percent (50%) of the Aggregate Committed Sum on that day — in which event the aggregate Collateral Value for that day of all MBS Collateral shall be the amount that is equal to fifty percent (50%) of the Aggregate Committed Sum on that day.

42.	as to the MBS Collateral, more than thirty (30) days shall have elapsed since the date the MBS Collateral was Pledged to the Agent.

(Servicing Collateral)

43.	on any day, the sum of the Collateral Values of all Servicing Collateral shall exceed Fifteen Million Dollars ($15,000,000) — in which event the aggregate Collateral Value for that day of all Servicing Collateral shall be Fifteen Million Dollars ($15,000,000).

3/04 AMENDMENT TO CREDIT AGREEMENT

dated as of March             , 2004

amending the

12/03 AMENDED AND RESTATED

SENIOR SECURED CREDIT AGREEMENT

dated as of December 3, 2003

by and among

HOMEBANC MORTGAGE CORPORATION

and

JPMORGAN CHASE BANK,

as Administrative Agent, Collateral Agent and a Lender,

and

the other Lender(s) parties hereto

COMMERZBANK AG, NEW YORK & GRAND CAYMAN BRANCHES

KEYBANK NATIONAL ASSOCIATION

as Syndication Agents

J.P. MORGAN SECURITIES INC.

Sole Bookrunner

and Lead Arranger

$455,000,000 Senior Secured Revolving Credit

[JPMORGAN LOGO HERE]

Index of Defined Terms

1/03 Credit Agreement	1
9/03 Amendment	1
9/03 Amendment Effective Date	1
Aged Loan	4
Agent	1
Amendment	1
Book Collateral Value	3
Book Seasoned Performing Loan Collateral Value	2
CL	1
Colonial	1
Commerzbank	1
Company	1
Current Credit Agreement	1
Debt	3
Disqualifier	17
JPMorgan	1
Lenders	1
Long Warehoused (Aged) Loan	4
Seasoned Performing Loan	3
Seasoned Performing Loan Collateral Value	2

TABLE OF CONTENTS

1. DEFINITIONS	2

6. COLLATERAL	4

7. CONDITIONS PRECEDENT	4

8. REPRESENTATIONS	5

9. AFFIRMATIVE COVENANTS	5

10. NEGATIVE COVENANTS	5

11. DEFAULTS AND REMEDIES	6

14. MISCELLANEOUS	6